J.P. MORGAN INSURANCE TRUST

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Global Allocation Portfolio

JPMorgan Insurance Trust Income Builder Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

(All Share Classes)

Supplement dated April 1, 2021

to the Statement of Additional Information

dated May 1, 2020, as supplemented March 1, 2021

The “ADDITIONAL INFORMATION — Proxy Voting Policies and Procedures” section of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Proxy Voting Policies and Procedures

The Board of Trustees has delegated to JPMIM proxy voting authority with respect to the Portfolios’ securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Portfolios, the Portfolios’ Board of Trustees has adopted JPMIM’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMIM is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (“EMEA”), (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with each Portfolio’s objectives and strategies. As a general rule, in voting proxies of a particular security, JPMIM will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM has encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Portfolio on the one hand, and JPMIM and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the Portfolio. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for a J.P. Morgan Fund, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines; provided, however, that the Adviser’s investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the proxy administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The applicable proxy committee shall review the Exception Request and shall determine whether the Adviser should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.

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When other types of potential material conflicts of interest are identified, the applicable proxy administrator and, as necessary, a legal representative from the applicable proxy committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an independent third party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the North America Guidelines:

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JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent; or (f) are CEOs of publicly-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, JPMIM generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from Board chair, lead independent directors, or government committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.

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JPMIM votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JPMIM votes against proposals for a super-majority vote to approve a merger.

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JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

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JPMIM considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

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JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

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JPMIM generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMIM votes on a case by case basis.

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JPMIM supports board refreshment, independence, and a diverse skill set for directors. As a matter of principle, JPMIM expects its investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. JPMIM will utilize its voting power to bring about change where Boards are lagging in gender and racial/ethnic diversity. JPMIM will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board, with adequate diversity data considered as adequate in instances where individual directors do not wish to disclose personal identification. JPMIM will also generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors such as recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director.

•	JPMIM reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

The following summarizes some of the more noteworthy types of proxy voting policies of Section 12 Social and Environmental Issues from the North America Guidelines:

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JPMIM generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. In general, JPMIM supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

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In evaluating how to vote environmental proposals, key considerations may include, but are not limited to, issuer considerations such as asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations; cash deployments; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. JPMIM may also consider whether peers have received similar proposals and if so, were the responses transparent and insightful; would adoption of the proposal inform and educate shareholders; and have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.

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JPMIM votes against the chair of the committee responsible for providing oversight of environmental matters and/or risk where JPMIM believes the company is lagging peers in terms of disclosure, business practices or targets. JPMIM also votes against committee members, lead independent director and/or board chair for companies that have lagged over several years.

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With regard to social issues, among other factors, JPMIM considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

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JPMIM expects Boards to provide oversight of human capital management which includes the company management of its workforce, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record and health and safety. As an engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities and deliver shareholder returns, JPMIM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data where such disclosure is deemed by JPMIM as inadequate.

The following summarizes some of the more noteworthy types of proxy voting policies of the EMEA, Asia (Ex-Japan) and Japan Guidelines (collectively, “Non-U.S. Guidelines”):

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Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

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Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMIM also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Portfolio’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

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The Non-U.S. Guidelines reflect the applicable region’s corporate governance or stewardship codes with respect to corporate governance and proxy voting. For example, the EMEA Guidelines for UK companies are based on the revised UK Corporate Governance Code. If a portfolio company chooses to deviate from the provisions of the UK Corporate Governance Code, the Adviser takes the company’s explanation into account as appropriate, based on the Adviser’s overall assessment of the standards of corporate governance evidenced at the company. For Continental European markets, the Adviser expects companies to comply with local Corporate Governance Codes, where they exist. In markets where a comparable standard does not exist, we use the EMEA Guidelines as the primary basis for voting, while taking local market practice into consideration where applicable. The Japan Guidelines reflect the 2020 revisions to the Japanese Stewardship Code. Likewise, the Asia (Ex-Japan) Guidelines endorse the stewardship principles promoted by different regulators and industry bodies in the region including the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore and Singapore Exchange, the Principles for Responsible Ownership issued by the Securities and Futures Commission in Hong Kong, and the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council of Australia.

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Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management’s arguments for promoting the prospective change.

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The Non-U.S. Guidelines encourage transparency and disclosure with respect to remuneration reporting as well as processes and policies designed to align compensation with the long-term performance of portfolio companies.

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In particular, the EMEA Guidelines indicate that the remuneration policy as it relates to senior management should ideally be presented to shareholders for approval with such votes normally occurring every third year. In addition, the EMEA Guidelines describe information that JPMIM expects to be included in remuneration reports including disclosure on amounts paid to executives, alignment between company performance and pay out to executives, disclosure of, among other things, variable incentive targets, levels of achievement and performance awards, information on the ratio of CEO pay to median employee pay.

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With respect to the Japan Guidelines, the voting decision will be made taking into account matters such as recent trends in the company’s earnings and performance, with the expectation that companies will have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. Such Guidelines also support the introduction of clawback clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.

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Where shareholders are able to exercise a binding vote on remuneration policies, the Asia (Ex-Japan) Guidelines reflect JPMIM’s belief that such polices should stand the test of time. The Asia (Ex-Japan) Guidelines further encourage companies to provide information on the ratio of CEO pay to median employee pay and to explain the reasons for changes to the ratio as it unfolds year by year. The Asia (Ex-Japan) Guidelines also highlight information that companies should have with regard to gender pay gaps and indicate how this issue is being addressed.

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JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, under the EMEA Guidelines, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, the Non-U.S. Guidelines do not mandate a unitary board structure and local market practice will always be taken into account.

•	JPMIM will use its voting powers to encourage appropriate levels of board independence and diversity, taking into account local market practice.

•	JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

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JPMIM will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

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JPMIM will vote in favor of proposals which will enhance a company’s long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	JPMIM will generally vote against anti-takeover devices.

•	JPMIM considers social or environmental issues on a case-by-case basis under the Non-U.S. Guidelines, keeping in mind at all times the best economic interests of its clients.

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Where social or environmental issues are the subject of a proxy vote, the EMEA Guidelines provide that the Adviser keeps in mind the best long-term interests of its clients in determining how to vote the proxy. Under the EMEA Guidelines, JPMIM generally supports constructive resolutions, intended to bring about positive improvement at portfolio companies, or to enhance corporate social responsibility. The EMEA Guidelines support reporting that is material, informative and does not place the company at a competitive disadvantage.

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The Japan Guidelines indicate that, when deciding how to vote a proposal relating to social or environmental issues, JPMIM evaluates the proposal based on JPMIM’s judgement of what serves to enhance corporate value over the medium to long term, keeping in mind the best economic interests of JPMIM’s clients. In general, JPMIM will vote for constructive proposals which serve to improve social and environmental initiatives at investee companies or which seek meaningful disclosures on key issues which are relevant in terms of corporate value and are not unduly disadvantageous.

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Under the Asia (Ex-Japan) Guidelines, JPMIM generally supports proposals that encourage reporting that is material, informative and does not place the company at a competitive disadvantage. The Asia (Ex-Japan) Guidelines indicate that disclosure should provide meaningful information that enables shareholders to evaluate the impact of the company’s ESG policies and practices.

In accordance with regulations of the SEC, the Portfolios’ proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and are on the SEC’s website at www.sec.gov.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE